UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2005

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-21343	52-2405527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 890-7041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Salomon Brothers Emerging Markets Debt Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure.

On December 1, 2005, Salomon Brothers Emerging Markets Debt Fund Inc. (the “Fund”) issued a press release stating that the new investment management contract between the Fund and its investment adviser which had been previously approved by the Fund’s shareholders, has become effective as a result of the closing of the sale of substantially all of Citigroup Inc.’s asset management business to Legg Mason, Inc.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Salomon Brothers Emerging Markets Debt Fund Inc. press release, dated December 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc. (Registrant)

Date: December 1, 2005		/s/ THOMAS C. MANDIA
(Signature)
	Name:	Thomas C. Mandia
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated December 1, 2005.

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